Exhibit 99.1

News Release

AstroNova Awarded $10 Million Multi-Year Defense Industry Contract

Approximately $1.7 million in product orders are expected to be recognized in fiscal 2026

WEST WARWICK, R.I., April 29, 2025 — AstroNova, Inc. (Nasdaq: ALOT), a leading innovator in data visualization technology, today announced that it was awarded a renewed multi-year agreement with a leading defense industry customer to deliver its ToughWriter® flight deck printers and ruggedized ToughSwitch® networking solutions over the next five years. The firm fixed price contract has an expected value of approximately $10 million through December 31, 2029, with $1.7 million of shipments anticipated to be recognized in fiscal 2026.

“Being re-selected by a global defense technology company to deliver the next generation of airborne printing solutions is clearly a testament to our leading aerospace printer and networking solutions, innovative technology and strong market position,” said Greg Woods, President and CEO of AstroNova. “The ruggedized version of our ToughWriter product provides highly reliable, high resolution, direct thermal printing from a compact, lightweight footprint and is ideally suited for the demanding military transport aircraft environment. Night vision compatible switches and military grade connectors allow the ToughWriter to withstand the rigorous demands of military missions.”

Under the agreement, AstroNova is expected to receive orders through the 5-year term to deliver nearly 300 ToughWriter printers and over 800 ToughSwitch products. The Company’s ToughWriter printers are its next-generation solution with upgraded technology, a simpler design and a streamlined manufacturing process. ToughSwitch products are ruggedized Ethernet switches that are ideally suited for the most demanding environments, including commercial aircraft, military transport aircraft, military vehicles and shipboard applications.

AstroNova has been transitioning customers from legacy print platforms to the ToughWriter product line, which provides customers with a lighter weight, measurably more reliable and significantly improved print resolution solution. AstroNova benefits as well from improved operating efficiencies, reduced inventory requirements and declining royalty obligations.

About AstroNova

AstroNova (Nasdaq: ALOT), a global leader in data visualization technologies since 1969, designs, manufactures, distributes and services a broad range of products that acquire, store, analyze, and present data in multiple formats. Its strategy is to drive profitable growth through innovative new technologies, building its installed base to expand recurring revenue while strategically sourcing its replacement products.

The Product Identification segment provides a wide array of digital, end-to-end product marking and identification solutions, including hardware, software, and supplies for OEMs, commercial printers, and brand owners. The Aerospace segment provides products designed for airborne printing solutions, avionics, and data acquisition. Aerospace products include flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies. Data acquisition systems are used in research and development, flight testing, missile and rocket telemetry production monitoring, power, and maintenance applications.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

For more information please visit: https://astronovainc.com/.

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect AstroNova’s current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning AstroNova’s anticipated performance, involve risks, uncertainties and other factors, some of which are beyond AstroNova’s control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to (i) the customer is not obligated to order a minimum quantity of ToughWriter printers or ToughSwitch products under this contract, and the number of products ultimately ordered may be substantially less than expected; and (ii) those factors set forth in AstroNova’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent filings AstroNova makes with the Securities and Exchange Commission. AstroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

Additional Information and Where to Find it

AstroNova intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for AstroNova’s 2025 Annual Meeting of Stockholders. This press release is not a substitute for any proxy statement or other document that AstroNova may file with the SEC in connection with any solicitation of proxies by AstroNova. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ASTRONOVA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION OF PROXIES. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by AstroNova free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by AstroNova are also available free of charge by accessing AstroNova’s website at www.astronovainc.com.

Participants

This press release is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, AstroNova, its directors and executive officers (as set forth below) may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies in connection with the matters to be considered at AstroNova’s 2025 Annual Meeting of Stockholders. Information about the compensation of

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova’s named executive officers and non-employee directors is set forth in the sections entitled “Compensation of Directors” and “Executive Compensation” in AstroNova’s proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders filed with the SEC on May 2, 2024 (the “2024 Proxy Statement”), commencing on pages 9 and 19, respectively, and available here. Information regarding the participants’ holdings of AstroNova’s securities can be found in the section entitled “Security Ownership of Directors and Officers” in the 2024 Proxy Statement commencing on page 12, and as reflected in the table below. If any filings are made by AstroNova or any of the participants with the SEC on Forms 3, 4, and 5 with respect to the participants’ holdings of AstroNova’s securities, AstroNova will provide updates to the table and such filings will be available on its website at https://investors.astronovainc.com/investors/financial-reports/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Directors and Officers” of AstroNova’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Name (1)	Ownership		Date of Filing	Filing Type	Hyperlink
Alexis P. Michas (Non-employee Director)	550,410	(2)	March 25, 2025	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000106299325006271/xslF345X05/form4.xml

Darius G. Nevin (Non-employee Director)	765		April 1, 2025	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000106299325006705/xslF345X05/form4.xml

Mitchell I. Quain (Non-employee Director)	120,555	(3)	March 25, 2025	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000106299325006272/xslF345X05/form4.xml

Yvonne E. Schlaeppi (Non-employee Director)	47,538.954	(4)	March 25, 2025	Form 4	https://www.sec.gov/Archives/edgar/data/1736515/000106299325006274/xslF345X05/form4.xml

Richard S. Warzala (Non-employee Director)	70,385	(4)	April 24, 2024	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000106299325007899/xslF345X05/form4.xml

Gregory A. Woods (President, Chief Executive Officer and Director)	356,110.5744	(5)	April 24, 2025	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000106299325007919/xslF345X05/form4.xml

Thomas D. DeByle (Vice President, Chief Financial Officer and Treasurer)	1,845.2084		April 24, 2025	Form 4	https://www.sec.gov/Archives/edgar/data/8146/000106299325007918/xslF345X05/form4.xml

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

(1)	The business address for each of the individuals set forth in the tables above is c/o AstroNova, Inc., 600 E. Greenwich Avenue, West Warwick, Rhode Island 02893.
(2)

Mr. Michas, as a managing member of Juniper HF and Juniper Investment Company, may be deemed to own beneficially the 535,203 shares held by Juniper Fund and Juniper Investment Company. Mr. Michas disclaims beneficial ownership of such shares for all other purposes.

(3)	Includes 20,000 shares of AstroNova’s common stock subject to stock options, which are currently exercisable.
(4)	Includes 10,000 shares of AstroNova’s common stock subject to stock options, which are currently exercisable.
(5)

Includes 145,500 shares of AstroNova’s common stock subject to stock options, which are currently exercisable and 4,655 shares of AstroNova’s common stock underlying restricted stock units scheduled to vest within 60 days of the date hereof.

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Investor/Media Contact:

Deborah Pawlowski, IRC, Alliance Advisors

Email: dpawlowski@allianceadvisors.com

Phone: 716.843.3908

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000